EXHIBIT 10.1


                                CREDIT AGREEMENT

                                   dated as of

                                February 28, 2006

                                     between

                          ATLANTIC AMERICAN CORPORATION

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                TABLE OF CONTENTS


                                                                                                               Page



ARTICLE I DEFINITIONS.............................................................................................1
     Section 1.01 Definitions.....................................................................................1
                  -----------
     Section 1.02 Accounting Terms and Determinations............................................................13
                  -----------------------------------
     Section 1.03 Use of Defined Terms...........................................................................14
                  --------------------
     Section 1.04 Terminology....................................................................................14
                  -----------
     Section 1.05 References.....................................................................................14
                  ----------

ARTICLE II THE CREDITS...........................................................................................14
     Section 2.01 Commitment to Make the Loan....................................................................14
                  ---------------------------
     Section 2.02 Conversion and Continuation of Loan............................................................14
                  -----------------------------------
     Section 2.03 Notes..........................................................................................15
                  -----
     Section 2.04 Mandatory Repayment of Loan....................................................................16
                  ---------------------------
     Section 2.05 Interest Rates.................................................................................16
                  --------------
     Section 2.06 Optional Prepayments...........................................................................18
                  --------------------
     Section 2.07 General Provisions as to Payments..............................................................18
                  ---------------------------------
     Section 2.08 Computation of Interest........................................................................19
                  -----------------------

ARTICLE III CONDITIONS TO LOAN...................................................................................20
     Section 3.01 Conditions to Loan.............................................................................20
                  ------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................21
     Section 4.01 Corporate Existence and Power..................................................................21
                  -----------------------------
     Section 4.02 Corporate and Governmental Authorization; No Contravention.....................................21
                  ----------------------------------------------------------
     Section 4.03 Binding Effect.................................................................................21
                  --------------
     Section 4.04 Financial Information..........................................................................22
                  ---------------------
     Section 4.05 Litigation.....................................................................................22
                  ----------
     Section 4.06 Compliance with ERISA..........................................................................22
                  ---------------------
     Section 4.07 Taxes..........................................................................................22
                  -----
     Section 4.08 Subsidiaries...................................................................................23
                  ------------
     Section 4.09 Not an Investment Company......................................................................23
                  -------------------------
     Section 4.10 Public Utility Holding Company Act.............................................................23
                  ----------------------------------
     Section 4.11 Ownership of Property; Liens...................................................................23
                  ----------------------------
     Section 4.12 No Default.....................................................................................23
                  ----------
     Section 4.13 Full Disclosure................................................................................23
                  ---------------
     Section 4.14 Environmental  Matters.........................................................................24
                  ----------------------
     Section 4.15 Compliance with Laws...........................................................................24
                  --------------------
     Section 4.16 Capital Stock..................................................................................24
                  -------------
     Section 4.17 Margin Stock...................................................................................24
                  ------------
     Section 4.18 Insolvency.....................................................................................25
                  ----------
     Section 4.19 Insurance......................................................................................25
                  ---------
     Section 4.20 Debt and Redeemable Preferred Stock............................................................25
                  -----------------------------------

                                                        -i-

ARTICLE V COVENANTS..............................................................................................25
     Section 5.01 Information....................................................................................25
                  -----------
     Section 5.02 Inspection of Property, Books and Records......................................................27
                  -----------------------------------------
     Section 5.03 Ratio of Funded Debt to Consolidated Total Capitalization......................................27
                  ---------------------------------------------------------
     Section 5.04 Ratio of Funded Debt to EBITDA.................................................................27
                  ------------------------------
     Section 5.05 Minimum Consolidated Tangible Net Worth........................................................27
                  ---------------------------------------
     Section 5.06 Restricted Payments............................................................................27
                  -------------------
     Section 5.07 Capital Expenditures...........................................................................28
                  --------------------
     Section 5.08 Loans or Advances..............................................................................28
                  -----------------
     Section 5.09 Investments....................................................................................28
                  -----------
     Section 5.10 Negative Pledge................................................................................29
                  ---------------
     Section 5.11 Maintenance of Existence.......................................................................29
                  ------------------------
     Section 5.12 Dissolution....................................................................................30
                  -----------
     Section 5.13 Consolidations, Mergers and Sales of Assets....................................................30
                  -------------------------------------------
     Section 5.14 Use of Proceeds................................................................................30
                  ---------------
     Section 5.15 Compliance with Laws; Payment of Taxes.........................................................30
                  --------------------------------------
     Section 5.16 Insurance......................................................................................31
                  ---------
     Section 5.17 Change in Fiscal Year..........................................................................31
                  ---------------------
     Section 5.18 Maintenance of Property........................................................................31
                  -----------------------
     Section 5.19 Environmental Notices..........................................................................31
                  ---------------------
     Section 5.20 Environmental Matters..........................................................................31
                  ---------------------
     Section 5.21 Environmental Release..........................................................................31
                  ---------------------
     Section 5.22 Additional Covenants, Etc......................................................................31
                  -------------------------
     Section 5.23 Transactions with Affiliates...................................................................32
                  ----------------------------
     Section 5.24 Risk-Based Capital Ratio.......................................................................32
                  ------------------------
     Section 5.25 Maintenance of Statutory Surplus...............................................................32
                  --------------------------------
     Section 5.26 Minimum Investment in NAIC Rated Bonds;  Maximum Investment in Investment Properties...........32
                  ------------------------------------------------------------------------------------
     Section 5.27 Senior Indebtedness under Indenture............................................................33
                  -----------------------------------
     Section 5.28 Other Obligations of Borrower..................................................................33
                  -----------------------------

ARTICLE VI DEFAULTS..............................................................................................33
     Section 6.01 Events of Default..............................................................................33
                  -----------------

ARTICLE VII CHANGE IN CIRCUMSTANCES; COMPENSATION................................................................36
     Section 7.01 Basis for Determining Interest Rate Inadequate or Unfair.......................................36
                  --------------------------------------------------------
     Section 7.02 Illegality.....................................................................................36
                  ----------
     Section 7.03 Increased Cost and Reduced Return..............................................................37
                  ---------------------------------
     Section 7.04 Base Rate Loans Substituted for Affected Euro-Dollar Loans.....................................38
                  ----------------------------------------------------------
     Section 7.05 Compensation...................................................................................39
                  ------------

ARTICLE VIII MISCELLANEOUS.......................................................................................39
     Section 8.01 Notices........................................................................................39
                  -------
     Section 8.02 No Waivers.....................................................................................39
                  ----------
     Section 8.03 Expenses; Documentary Taxes; Indemnification; Increased Cost and Reduced Return................40
                  -------------------------------------------------------------------------------
     Section 8.04 CONSEQUENTIAL DAMAGES..........................................................................40
                  ---------------------
     Section 8.05 Setoffs........................................................................................40
                  -------

                                                        -ii-




     Section 8.06 Amendments and Waivers.........................................................................41
                  ----------------------
     Section 8.07 Successors and Assigns.........................................................................41
                  ----------------------
     Section 8.08 Confidentiality................................................................................42
                  ---------------
     Section 8.09 Survival of Certain Obligations................................................................43
                  -------------------------------
     Section 8.10 Georgia Law....................................................................................43
                  -----------
     Section 8.11 Severability...................................................................................43
                  ------------
     Section 8.12 Interest.......................................................................................43
                  --------
     Section 8.13 Interpretation.................................................................................43
                  --------------
     Section 8.14 Consent to Jurisdiction........................................................................43
                  -----------------------
     Section 8.15 Counterparts...................................................................................44
                  ------------


EXHIBIT A                  Note
EXHIBIT B                  [Reserved]
EXHIBIT C                  Form of Closing Certificate of Borrower
EXHIBIT D                  Form of Secretary's Certificate
EXHIBIT E                  Form of Compliance Certificate
EXHIBIT F                  Form of Assignment and Acceptance
EXHIBIT G                  Form of Notice of Conversion or Continuation

                                CREDIT AGREEMENT
                                ----------------

         CREDIT AGREEMENT dated as of February 28, 2006 between ATLANTIC AMERICAN CORPORATION and WACHOVIA BANK, NATIONAL ASSOCIATION.

          The Borrower has requested a term loan in the amount of Three Million and No/100 Dollars ($3,000,000.00) to be used for general corporate purposes of the Borrower, and the Bank has agreed to make such term loan on the terms and conditions as hereinafter provided. The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

          "2002 Debentures" has the meaning given to the term "Debentures" in the 2002 Indenture.

          "2003 Debentures" has the meaning given to the term "Debentures" in the 2003 Indenture.

          "2002 Indenture" means that certain indenture delivered in connection with the Trust Preferred Transaction dated December 4, 2002 by and between the Borrower and State Street Bank and Trust Company of Connecticut, National Association, as Trustee.

          "2003 Indenture" means that certain indenture delivered in connection with the Trust Preferred Transaction dated May 15, 2003 by and between the Borrower and U.S. Bank National Association, as Trustee.

          "2002 Trust Preferred Transaction" means a transaction in which: (a) the Borrower established the Statutory Trust I and acquired all of the Statutory Trust I's common securities; (b) the Statutory Trust I acquired up to $18,042,000 of the Borrower's subordinated debentures with proceeds received from the issuance of its own trust preferred securities; and (c) the Borrower provided a limited-recourse guaranty to pay the Statutory Trust I's obligations on the trust preferred securities, but only to the extent the Statutory Trust I has funds available for the payment of such obligations.

          "2003 Trust Preferred Transaction" means a transaction in which: (a) the Borrower established the Statutory Trust II and acquired all of the Statutory Trust II's common securities; (b) the Statutory Trust II acquired up to $23,196,000 of the Borrower's subordinated debentures with proceeds received from the issuance of its own trust preferred securities; and (c) the Borrower provided a limited-recourse guaranty to pay the Statutory Trust II's obligations on the trust preferred securities, but only to the extent the Statutory Trust II has funds available for the payment of such obligations.

          "Adjusted Capital" shall mean, as to any Insurance Subsidiary, the total amount identified as "Total Adjusted Capital" in column 1 in the five-year historical data exhibit of the Annual Statement of each Insurance Subsidiary, prepared in accordance with statutory accounting principles.

          "Adjusted London Interbank  Offered Rate" has the meaning set forth in
     Schedule 2.05(c).

          "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person,
     (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Aggregate Value of NAIC Rated Bonds" shall mean the aggregate cost, without duplication, of all bonds rated "2" or better by NAIC, owned by the Borrower or any Consolidated Subsidiary and held as investments, as shown on the books and records of the Borrower or such Consolidated Subsidiary and as determined in accordance with GAAP.

          "Aggregate Value of Total Investments" shall mean the aggregate cost, without duplication, of all bonds, redeemable preferred stocks, non-redeemable preferred stocks, common stocks, mortgage loans, loans to policy holders, other long term investments, short term investments and other properties of the Borrower or any Consolidated Subsidiary held for investment purposes, as shown on the books and records of the Borrower or such Consolidated Subsidiary and as determined in accordance with GAAP.

          "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

          "Amortization" means for any period the sum of all amortization expenses of the Borrower and its Consolidated Subsidiaries for such period, determined in accordance with GAAP, exclusive of the amortization of deferred acquisition costs.

          "Annual Statement" means, with respect to any Insurance Subsidiary, the annual report, statement or other filing made by such Insurance Subsidiary with the insurance department or other governmental authority of the state in which such Insurance Subsidiary is formed or incorporated which regulates, supervises or otherwise has jurisdiction over such
     Insurance   Subsidiary,   all  in  accordance  with  statutory   accounting
     principles.

          "Applicable Margin" has the meaning set forth in Section 2.05(a).

          "Assignee" has the meaning set forth in Section 8.07(c).

          "Assignment  and  Acceptance"   means  an  Assignment  and  Acceptance
     executed in accordance with Section 8.07(c) in the form attached hereto as Exhibit F.

          "Authority" has the meaning set forth in Section 7.02.

          "Bank" means Wachovia Bank, National Association, a national banking association, and its successors and assigns.

          "Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

          "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.

          "Book Value" means with respect to any asset, the cost of such asset, minus accumulated depreciation or amortization, if any, with respect to such asset.

          "Borrower" means Atlantic American Corporation, a Georgia corporation, and its successors and permitted assigns.

          "Capital  Expenditures"  means for any period  the sum of all  capital
     expenditures   incurred   during  such  period  by  the  Borrower  and  its
     Consolidated Subsidiaries, as determined in accordance with GAAP.

          "Capital Stock" means any redeemable or nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

          "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. and its implementing regulations and amendments.

          "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.

          "Change of Law" shall have the meaning set forth in Section 7.02.

          "Closing Certificate" has the meaning set forth in Section 3.01(c).

          "Closing Date" means February 28, 2006.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Commitment" means $3,000,000.

          "Company Action Level" means 200% of the Authorized Control Level Risk-Based Capital of each Insurance Subsidiary. The Authorized Control Level Risk-Based Capital of each Insurance Subsidiary shall be computed in the manner from time to time prescribed by the applicable state insurance department or regulatory authority for inclusion in the Annual Statement of each Insurance Subsidiary to such department or regulatory authority.

          "Compliance Certificate" has the meaning set forth in Section 5.01(c).

          "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower and any of its Consolidated Subsidiaries outstanding during such period.

          "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary gains and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary in excess of $500,000, determined on a consolidated basis, per annum.

          "Consolidated Subsidiary" means at any date with respect to any Person, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of such Person in its consolidated financial statements as of such date.

          "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of

               (A) Any change in equity resulting from any write-up of assets subsequent to December 31, 2002 (other than the usual and customary valuation of the investment portfolio of the Borrower or any Consolidated Subsidiary from time to time);

               (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, related to the compliance by the Borrower with the provisions of Financial Accounting Statement Board Statement No. 141, all determined in accordance with GAAP; provided, however, deferred acquisition costs, as determined in accordance with GAAP, shall not be deducted from Stockholders Equity;

               (C) To the extent not included in (B) of this definition, deferred expenses, other than deferred acquisition costs, as determined in accordance with GAAP, provided, however, that deferred expenses in an amount not to exceed $2,000,000 incurred as a result of financings of Funded Debt, including, without limitation, the 2002 Trust Preferred Transaction and the 2003 Trust Preferred Transaction, shall be excluded from this definition; and provided further, that prepaid expenses shall not constitute deferred expenses for the purposes of this definition; and

               (D) Other than in the ordinary course of business, loans or advances to stockholders, directors, officers or employees.

          "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

          "Consolidated Total Capitalization" means, at any time, the sum of (i) Consolidated Tangible Net Worth, and (ii) Funded Debt. "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

          "Debentures" means the 2002 Debentures and the 2003 Debentures, collectively.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
     (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance,
     (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

          "Default Rate" means, on any day, the sum of the Base Rate plus 2%. "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

          "Dividend Ability" means, at any time and for any Insurance Subsidiary, the greater of (i) 10% of Statutory Surplus or (ii) (a) if such Insurance Subsidiary is a life insurer, the "Net Gain from Operations" of such Insurance Subsidiary as set forth on the most recent Annual Statement or Quarterly Statement of such Insurance Subsidiary, prepared in accordance with statutory accounting principles or (b) if such Insurance Subsidiary is not a life insurer, the "Net Income" of such Insurance Subsidiary as set forth on the most recent Annual Statement or Quarterly Statement of such Insurance Subsidiary, prepared in accordance with statutory accounting principles; provided, however, that (i) realized capital gains shall not be included in such calculations; and (ii) any extraordinary dividend approved by the appropriate regulatory authorities shall be included in such calculation.

          "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

          "Dollars" or "$" means dollars in lawful currency of the United States of America.

          "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized or required by law to close.

          "EBITDA" for any period means the sum of (i)  Consolidated Net Income,
     (ii) taxes on income, (iii) Consolidated Interest Expense, (iv) Depreciation and (v) Amortization, all determined with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP. In determining EBITDA for any period,
     (i) any Consolidated Subsidiary acquired during such period by the Borrower or any other Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary during such entire period and (ii) any amounts which would be included in a determination of EBITDA for such period with respect to assets acquired during such period by the Borrower or any Consolidated Subsidiary shall be included in the determination of EBITDA for such period and the amount thereof shall be calculated on a pro forma, historical basis as if such assets had been acquired by the Borrower or such Consolidated Subsidiary prior to the first day of such period.

          "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

          "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

          "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

          "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

          "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

          "Environmental Notices" means written notice from any Environmental Authority of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

          "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

          "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

          "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.05(c).

          "Event of Default" has the meaning set forth in Section 6.01.

          "Fair Market Value" means,  with respect to any asset, the greater of:
     (i) the Gross Proceeds received by the Borrower or any Subsidiary in connection with the sale, transfer or other disposition by the Borrower or such Subsidiary (as the case may be) of such asset, or (ii) the Book Value of such asset.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Bank.

          "Final Maturity Date" means April 1, 2007.

          "Financing" shall mean (i) any transaction or series of transactions for the incurrence by the Borrower of any Debt or for the establishment of a commitment to make advances which would constitute Debt of the Borrower, which Debt (in either of the foregoing cases) is not by its terms subordinate and junior to Debt of the Borrower arising hereunder, (ii) an obligation incurred in a transaction or series of transactions in which assets of the Borrower are sold and leased back, or (iii) a sale of accounts or other receivables or any interest therein, other than a sale or transfer of accounts or receivables attendant to a sale permitted hereunder of an operating division.

          "Fiscal Quarter" means any fiscal quarter of the Borrower.

          "Fiscal Year" means any fiscal year of the Borrower.

          "Forfeiture Proceeding" means any action, proceeding or investigation affecting the Borrower or any of its Subsidiaries before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, if such action, proceeding or investigation could result in (i) the seizure or forfeiture of any of their assets, revenues or share capital, which when the Fair Market Value of such assets, revenues or share capital subject to such seizure or forfeiture when aggregated with the Fair Market Value of all other assets, revenues and share capital of the Borrower and its Subsidiaries seized or forfeited since the Closing Date exceeds $1,000,000, or (ii) a Material Adverse Effect.

          "Funded Debt" means, at any date, the total Debt of the Borrower and its Subsidiaries determined on a consolidated basis, provided however, that for the purposes of determining compliance with the covenant contained in
     Section 5.04 only, Funded Debt shall exclude the Subordinated Debt.

          "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

          "Gross Proceeds" means any and all cash, plus the face amount of any and all notes, bonds, debentures, instruments and evidences of indebtedness, and the value of any other property, of whatever kind or nature, received by the Borrower or any Subsidiary in connection with the sale, transfer or other disposition by the Borrower or such Subsidiary (as the case may be) of any of its assets.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss.6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

          "Holding Company Expense" means, as applied to the Borrower for any period, the aggregate amount of expenses incurred by the Borrower and/or payments made by the Borrower on behalf of the Borrower's Subsidiaries in connection with services provided by the Borrower to its Subsidiaries.

          "Insurance Subsidiaries" means those Persons set forth on Schedule 4.08A attached hereto, together with their respective successors, and any other Subsidiary which at any time after the Closing Date is engaged principally in the property and casualty insurance business, the accident and health insurance business or the life insurance business or any combination thereof.

          "Intercompany Billing" means amounts received by the Borrower from Subsidiaries and/or payments made by the Borrower on behalf of the Borrower's Subsidiaries as payment for services provided by the Borrower to such Subsidiaries.

          "Interest Coverage" for any period means (a) the sum of Dividend Ability, Intercompany Billing and Tax Sharing Payments minus (b) Holding Company Expense, all determined with respect to the Borrower.

          "Interest Period" means, with respect to each Euro-Dollar Loan, the period commencing on the date that such Euro-Dollar Loan is first made, converted or continued and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect; provided that:

               (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

               (c) no Interest Period may be selected which begins before the Final Maturity Date and would otherwise end after the Final Maturity Date.

          "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

          "Investment Properties" for any period means all real property owned by the Borrower and its Consolidated Subsidiaries during the applicable period; provided, however, the definition of Investment Properties shall exclude any real property if: (i) at least fifty percent (50%) of the net leasable area with respect to such real property is occupied by the Borrower and/or its Subsidiaries; and (ii) the primary use of such real property is the operation of the Borrower's and/or Subsidiaries' respective businesses.

          "Lending Office" means, as to the Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as the Bank may hereafter designate as its Lending Office by notice to the Borrower.

          "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means the term loan advanced to the Borrower in accordance with
     Section 2.01(a).

          "Loan Documents" means this Agreement, the Note, the Pledge Agreement, any other document evidencing, relating to or securing the Loan, and any other document or instrument delivered from time to time in connection with this Agreement, the Note or the Loan, as such documents and instruments may be amended or supplemented from time to time.

          "London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

          "Margin Stock" means "margin stock" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Bank under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

          "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

          "NAIC" means the National Association of Insurance Commissioners.

          "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

          "Note" means the promissory note of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loan.

          "Notice of Continuation or Conversion" has the meaning as specified in
     Section 2.02.

          "Officer's Certificate" has the meaning set forth in Section 3.01(d).

          "Participant" has the meaning set forth in Section 8.07(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Permitted Acquisition" means the acquisition by the Borrower or any Subsidiary of shares of capital stock of any Person or assets from any Person, if: (A) in the case of the acquisition of shares of capital stock of any Person, immediately after giving effect to such acquisition (i) such Person is a Consolidated Subsidiary; (ii) the Borrower controls such Person directly or indirectly through a Subsidiary; (iii) no Default shall have occurred and be continuing; (iv) the line or lines of business engaged in by such Person are the same or substantially the same as the lines of business engaged in by the Borrower and its Subsidiaries on the Closing Date; and (v) such acquisition is made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired and, if necessary, the shareholders of the Person to be acquired; and (B) in the case of the acquisition of assets from any Person, immediately after giving effect to such acquisition: (i) the assets acquired by the Borrower or such Subsidiary shall be used by the Borrower or such Subsidiary in a line of business the same or substantially the same as the lines of business engaged in by the Borrower and its Subsidiaries on the Closing Date; and
     (ii) no Default shall have occurred and be continuing.

          "Person" means an individual, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
     (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

          "Pledge Agreement" means the Amended and Restated Pledge Agreement dated as of June 30, 2003 executed by the Borrower for the benefit of the Bank, as the same may be amended, restated, supplemented or otherwise modified from time to time, pursuant to which the Borrower has pledged to the Bank the stock or other equity interests it holds in the following
     Subsidiaries: American Southern Insurance Company, Association Casualty Insurance Company, Georgia Casualty & Surety Company and Bankers Fidelity Life Insurance Company, and agrees to pledge any stock or equity interests it obtains in the future with respect to existing Subsidiaries or Persons which become Subsidiaries, as more fully set forth therein.

          "Prime Rate" refers to that interest rate so denominated and set by the Bank from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by the Bank. The Bank lends at interest rates above and below the Prime Rate.

          "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

          "Quarterly Statement" means, with respect to any Insurance Subsidiary, the quarterly report, statement or other filing made by such Insurance Subsidiary with the insurance department or other governmental authority of the state in which such Insurance Subsidiary is formed or incorporated which regulates, supervises or otherwise has jurisdiction over such
     Insurance   Subsidiary,   all  in  accordance  with  statutory   accounting
     principles.

          "Rate  Determination  Date"  has the  meaning  set  forth  in  Section
     2.05(a).

          "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Final Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

          "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock (except shares acquired upon the conversion thereof into other shares of its capital stock) or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock.

          "Series C Preferred Stock" means the Borrower's Series C Preferred Stock.

          "Statutory Surplus" means, at any time for any Insurance Subsidiary, the "Statutory Surplus" of such Insurance Subsidiary as set forth or reflected on the most recent Annual Statement or Quarterly Statement of such Insurance Subsidiary, prepared in accordance with statutory accounting principles.

          "Statutory Trust I" means ATLANTIC AMERICAN STATUTORY TRUST I, a Connecticut statutory trust.

          "Statutory Trust II" means ATLANTIC AMERICAN STATUTORY TRUST II, a Connecticut statutory trust.

          "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding
     (i)  any  Redeemable  Preferred  Stock  of  the  Borrower  or  any  of  its
     Consolidated Subsidiaries and (ii) the amount appearing as "accumulated other comprehensive income" on the balance sheets of the Borrower. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus,
     (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

          "Subordinated Debt" means Debt of the Borrower and its Subsidiaries incurred in connection with the 2002 Trust Preferred Transaction and the 2003 Trust Preferred Transaction.

          "Subsidiary" means as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Taxes" has the meaning set forth in Section 2.07(c).

          "Tax Sharing Agreement" means, that Tax Allocation Agreement among the Borrower and certain Subsidiaries of the Borrower, including, among others, the following: (i) American Southern Insurance Company, effective January 1, 1996; (ii) American Safety Insurance Company, effective January 1, 1996;
     (iii) Banker's Fidelity Life Insurance Company, effective January 28, 1994;
     (iv) Georgia Casualty and Surety Company,  effective  January 28, 1994; and
     (v) Association Casualty Insurance Company, effective July 1, 1999.

          "Tax Sharing Payments" means those payments received by the Borrower from its Subsidiaries as a result of the Tax Sharing Agreement.

          "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's or any Subsidiary's business and on a temporary basis.

          "Transferee" has the meaning set forth in Section 8.07(d).

          "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

          Section 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with (a) in the case of the Borrower and each Subsidiary, GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Bank shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04), and (b) in the case of any Insurance Subsidiary, statutory accounting principles as in effect from time to time, applied on a consistent basis.

          Section 1.03 Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

          Section 1.04 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

          Section 1.05 References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits, schedules and sections hereof.

                                   ARTICLE II

                                   THE CREDITS

          Section 2.01 Commitment to Make the Loan.
                       ---------------------------

               (a) The Bank hereby agrees, on the terms and conditions set forth herein, to establish a term loan facility by making the Loan to the Borrower on the Closing Date in an aggregate principal amount equal to the Commitment. The Commitment shall terminate on the Closing Date and the Bank shall have no further obligation to advance moneys to the Borrower.

          Section 2.02 Conversion and Continuation of Loan.
                       -----------------------------------

               (a) The Loan shall initially be a Euro-Dollar Loan in an amount equal to the Commitment with an Interest Period of three months. Thereafter, on the terms and subject to the conditions of this Agreement, the Borrower may elect (A) at the end of any Interest Period with respect to the Euro-Dollar Loan to convert such Euro-Dollar Loan into a Base Rate Loan or to continue such Euro-Dollar Loan for an additional Interest Period, or (B) at any time to convert a Base Rate Loan to a Euro-Dollar Loan. The Borrower shall make each such election by delivering to the Bank a notice in the form of Exhibit G (a "Notice of Continuation or Conversion") prior to 11:00 a.m. (Atlanta, Georgia time) at least 3 Euro-Dollar Business Days prior to the effective date of any conversion to or continuation of a Euro-Dollar Loan, and prior to 10:00 a.m. (Atlanta, Georgia time) on the same Domestic Business Day as the effective date of any conversion to a Base Rate Loan, specifying (x) in the case of a conversion to or continuation of a Euro-Dollar Loan, the Interest Period; (y) the date of conversion or continuation (which shall be a Euro-Dollar Business Day, in the case of a conversion to or continuation of a Euro-Dollar Loan and a Domestic Business Day in the case of a conversion to a Base Rate Loan); and (z) the amount and type of conversion or continuation. Upon timely receipt of a Notice of Continuation or Conversion, the Bank shall promptly notify the Borrower of the applicable interest rate for the Interest Period selected in such Notice of Continuation or Conversion; provided that the failure by the Bank to provide any such notice shall not, in any way, affect or diminish the Borrower's obligations to the Bank or the Bank's rights under this Agreement, the Notes or any of the other Loan Documents. If, within the time period required under this Section, the Bank shall not have received a Notice of Continuation or Conversion with respect to a Euro-Dollar Loan from the Borrower of an election to continue such loans for an additional Interest Period, then, upon the expiration of the Interest Period therefor, such Loan shall be converted automatically into a Base Rate Loan.

               (b) No more than one Interest Period shall be applicable to the Loan on any day.

               (c) Notwithstanding anything to the contrary contained in this Agreement, the Loan may not be continued as, or converted to, a Euro-Dollar Loan if at the time of continuation or conversion there shall have occurred an Event of Default, which Event of Default shall not have been cured or waived in writing.

          Section 2.03 Note.
                       -----

               (a) The Loan shall be evidenced by a Note payable to the order of the Bank for the account of its Lending Office in an amount equal to the original principal amount of the Commitment.

               (b) The Bank shall record, and prior to any transfer of the Note shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of the Loan made by it, the interest rates from time to time applicable thereto and the date and amount of each payment of principal made by the Borrower with respect thereto and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on the Bank's Note; provided that the failure of the Bank to make,
                        --------
          or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of the Bank to assign its Note. The Bank is hereby irrevocably authorized by the Borrower so to endorse the Note and to attach to and make a part of the Note a continuation of any such schedule as and when required.

          Section 2.04 Mandatory Repayment of Loan. Unless due sooner pursuant to the provisions of Article VI, the Borrower agrees to repay the principal of the Loan on the Final Maturity Date in an amount equal to the unpaid principal balance of, and accrued but unpaid interest on, the Loan. Section
     2.05 Interest Rates.

               (a) "Applicable Margin" shall be determined  quarterly based upon
          the  ratio  of  Funded  Debt  to  Consolidated  Total   Capitalization
          (calculated as of the last day of each Fiscal Quarter), as follows:


              Ratio of Funded Debt to
         Consolidated Total Capitalization               Base Rate Loan          Euro-Dollar Loan
        ----------------------------------              ----------------        ------------------
Greater than 45%                                               0%                     2.50%
Greater  than  or  equal  to 40% but  less  than or            0%                     2.00%
equal to 45%
Less than 40%                                                  0%                     1.75%



               The Applicable Margin shall be determined effective as of the date (herein, the "Rate Determination Date") which is 60 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements of the Borrower for such Fiscal Quarter, and the Applicable Margin so determined shall remain effective from such Rate Determination Date until the date which is 60 days after the last day of the Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Rate Determination Date next following the Closing Date, the Applicable Margin shall be 0% for a Base Rate Loan and 2.50% for a Euro-Dollar Loan (ii) in the case of any Applicable Margin determined for the fourth and final Fiscal Quarter of a Fiscal Year, the Rate Determination Date shall be the date which is 120 days after the last day of such final Fiscal Quarter and such Applicable Margin shall be determined based upon the annual audited financial statements of the Borrower for the Fiscal Year ended on the last day of such final Fiscal Quarter, and (iii) if on any Rate Determination Date the Borrower shall have failed to deliver to the Bank the financial statements required to be delivered pursuant to Section 5.01(a) or
          Section 5.01(b) with respect to the Fiscal Year or Fiscal Quarter, as the case may be, most recently ended prior to such Rate Determination Date, then for the period beginning on such Rate Determination Date and ending (subject to Section 7.05 and the provisions relating to Interest Periods contained in this Agreement) on the date such financial statements are delivered, the Applicable Margin shall be determined as if the ratio of Funded Debt to Consolidated Total Capitalization was more than 45% at all times during such period. Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rate applicable to the Loan outstanding on such Rate Determination Date, provided that no Applicable Margin shall be decreased pursuant to this Section 2.05 if a Default is in existence on the Rate Determination Date until such Default shall have been cured or waived in accordance with the terms of this Agreement.

               (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on the first Domestic Business Day of each calendar month while such Base Rate Loan is outstanding, on the date such Base Rate Loan is converted to a Euro-Dollar Loan and, if a Base Rate Loan is then outstanding, on the Final Maturity Date. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

               (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period; provided that if any Euro-Dollar Loan shall, as a
                   --------
          result of clause (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Interest on each Euro-Dollar Loan shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained
     (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appears on the display designated as Page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Banker's Association for the purpose of displaying London Interbank Offered Rates for U.S. dollar deposits) determined as of 1:00 p.m. New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period.

          "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the applicable reserve requirement for the Bank in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

               (d) The Bank shall determine the interest rates applicable to the Loan hereunder in accordance with the terms of this Agreement. The Bank shall give prompt notice to the Borrower by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

               (e) After the occurrence and during the continuance of a Default, the principal amount of the Loan (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Bank, bear interest at the Default Rate.

          Section 2.06 Optional Prepayments.
                       --------------------

               (a) The Borrower may, upon at least 1 Domestic Business Day's notice to the Bank, prepay any Base Rate Loan in whole at any time, or from time to time in part in amounts aggregating at least $500,000, or any larger multiple of $100,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

               (b) The Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the last day of an Interest Period applicable thereto, unless the Borrower complies with
          Section 7.05.

          Section 2.07 General Provisions as to Payments.
                       ---------------------------------

               (a) The Borrower shall make each payment of principal of, and interest on, the Bank's Loan and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available at the place where payment is due, to the Bank at its address set forth on the signature pages hereof.

               (b) Whenever any payment of principal of, or interest on, the Base Rate Loan or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on the Euro-Dollar Loan shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

               (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of the Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Bank is organized or any political subdivision thereof and, in the case of the Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of the Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to the Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to the Bank additional amounts as may be necessary in order that the amount received by the Bank after the required withholding or other payment shall equal the amount the Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect of any Loan or fee relating thereto, the Borrower shall furnish the Bank, at the Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to the Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate the Bank for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

          In the event the Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.07, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if
                                                          --------   -------
     at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

          Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.07 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee (provided that each Participant shall not be entitled to any compensation greater than that which would have been received by the Bank under similar circumstances), and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Note.

          Section 2.08 Computation of Interest. Interest on Base Rate Loans shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof.

                                  ARTICLE III

                               CONDITIONS TO LOAN
          Section 3.01 Conditions to Loan. The obligation of the Bank to make the Loan is subject to the following conditions:

               (a) receipt by the Bank from the Borrower of a duly executed counterpart of this Agreement signed by the Borrower;

               (b) receipt by the Bank of the duly executed Note for the account of the Bank complying with the provisions of Section 2.03;

               (c) receipt by the Bank of a certificate (the "Closing Certificate"), dated the Closing Date, substantially in the form of Exhibit C hereto, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the Closing Date and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the Closing Date;

               (d) receipt by the Bank of all documents which the Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Note, and any other matters relevant hereto, all in form and substance satisfactory to the Bank, including without limitation a certificate of incumbency from the Borrower (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower substantially in the form of Exhibit D hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents to which it is a party, and, if requested by Bank, certified copies of the following items with respect to the Borrower: (i) Certificate of Incorporation, (ii) Bylaws, (iii) a certificate of the Secretary of State of the state of organization of the Borrower as to the good standing of the Borrower as a corporation organized under the laws of such state, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of the Loan Documents to which it is a party;

               (e) receipt by the Bank of UCC Financing Statements in form and substance satisfactory to the Bank in its sole discretion, providing for a continuation of the Bank's first priority security interest in the stock or other equity interests held by the Borrower in all Subsidiaries of the Borrower (which such UCC Financing Statements the Borrower hereby authorizes the Bank to file);

               (f) if requested by Bank, receipt by the Bank from each Insurance Subsidiary of a certificate signed by the Chief Actuary or Chief Financial Officer of such Insurance Subsidiary to the effect that the reserves of such Insurance Subsidiary are adequate under statutory accounting principles and the applicable laws of the state under the laws of which such Insurance Subsidiary was organized or incorporated as of December 31, 2005;

               (g) the fact that, immediately before and after the making of the Loan, no Default shall have occurred and be continuing;

               (h) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the Closing Date; and

               (i) payment by the Borrower of the reasonable fees and expenses of Womble Carlyle Sandridge & Rice, PLLC, special counsel to the Bank, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Loan hereunder.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          The Borrower  represents  and warrants  that:

          Section 4.01 Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, if the failure to be so qualified or to have such powers, licenses, authorizations, consents or approvals could reasonably be expected, alone or in the aggregate, to have or cause a Material Adverse Effect.

          Section 4.02 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Note and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, which has not been obtained, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries other than as provided therein.

          Section 4.03 Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Note and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          Section 4.04 Financial Information.

               (a) As of the Closing Date, the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 2004 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by an independent public accounting firm of nationally recognized standing, copies of which have been delivered to the Bank, and the unaudited consolidated financial statements of the Borrower for the interim period ended September 30, 2005, copies of which have been delivered to the Bank, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

               (b) The Annual Statements of the Insurance Subsidiaries together with supplemental schedules thereto, dated as of December 31, 2004, and the Quarterly Statements of the Insurance Subsidiaries together with supplemental schedules thereto, dated as of September 30, 2005, copies of which have been delivered to the Bank, fairly present the respective financial positions of the Insurance Subsidiaries as of such dates.

               (c) Since September 30, 2005 there has been no event, act, condition or occurrence having a Material Adverse Effect.

          Section 4.05 Litigation. Except as provided as Schedule 4.05 attached hereto, there is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Note or any of the other Loan Documents.

          Section 4.06 Compliance with ERISA.

               (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any material liability to the PBGC or a Plan under Title IV of ERISA.

               (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

          Section 4.07 Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through the Fiscal Year ended December 31, 1983.

          Section 4.08 Subsidiaries.

               (a) Each of the Borrower's Subsidiaries is a corporation or other business entity or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, if the failure to be so qualified, or to have such powers, licenses, authorizations, consents or approvals could reasonably be expected, alone or in the aggregate, to have or cause a Material Adverse Effect.

               (b) As of the Closing Date, the Borrower has no Insurance Subsidiaries except those Subsidiaries listed on Schedule 4.08A, which accurately sets forth each such Insurance Subsidiary's complete name and jurisdiction of incorporation.

               (c) Schedule 4.08B accurately sets forth the complete name of each Subsidiary of the Borrower as of the Closing Date which is not an Insurance Subsidiary, as well as its jurisdiction of incorporation.

          Section 4.09 Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.10 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          Section 4.11 Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien (including tax liens) except as permitted in Section 5.10.

          Section 4.12 No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          Section 4.13 Full Disclosure. All information heretofore furnished by the Borrower to the Bank for purposes of or in connection with this
     Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. As of the Closing Date, the Borrower has disclosed to the Bank in writing any and all facts specific to the Borrower's business and finances and known to the Borrower which could reasonably be expected to have or cause a Material Adverse Effect and are not generally known by or available to the Bank.

          Section 4.14 Environmental Matters.

               (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

               (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, and managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

               (c) The Borrower,  and each of its  Subsidiaries  and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

          Section 4.15 Compliance with Laws. The Borrower and each Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

          Section 4.16 Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are directly or indirectly owned by the Borrower free and clear of any Lien or adverse claim, other than Liens arising under the Loan Documents. At least a majority of the issued shares of voting capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim, other than Liens arising under the Loan Documents.

          Section 4.17 Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

          Section 4.18 Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loan under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

          Section 4.19 Insurance. The Borrower maintains and each Subsidiary maintains (either in the name of the Borrower or in such Subsidiary's own name), with financially secure and reputable insurance companies, insurance on all its Properties in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          Section 4.20 Debt and Redeemable Preferred Stock. As of the Closing Date, the Borrower has no Debt or Redeemable Preferred Stock outstanding except as described on Schedule 4.20 attached hereto.

                                    ARTICLE V

                                    COVENANTS

          The Borrower agrees that, so long as the Bank has any Commitment hereunder or any amount payable under the Note remains unpaid:

          Section 5.01 Information. The Borrower will deliver to the Bank (or, in the case of clauses (a), (b), (e) and (f) of this Section, make available on a continuous basis on "EDGAR" (the Electronic Data Gathering, Analysis, and Retrieval system of the Securities and Exchange Commission) at www.edgar-online.com or on the website of the SEC at "http://www.sec.gov/edgarhp.htm"):

               (a) (i) as soon as available and in any event within 100 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by an independent public accounting firm of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Bank, and (ii) as soon as available and in any event within 70 days after the end of each fiscal year of each Insurance Subsidiary, a copy of the Annual Statement of each such Insurance Subsidiary, together with all supplemental schedules thereto, as of the end of such Fiscal Year, all prepared in accordance with statutory accounting principles;

               (b) (i) as soon as available and in any event within 50 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower, and (ii) as soon as available and in any event within 70 days after the end of each fiscal quarter of each fiscal year of each Insurance Subsidiary, a copy of the Quarterly Statement of each such Insurance Subsidiary, together with all supplement schedules thereto, as of the end of such fiscal quarter, all prepared in accordance with statutory accounting principles;

               (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit E (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.07, inclusive, 5.10, 5.24,
          5.25 and 5.26 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

               (d) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

               (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

               (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

               (g) if and when the  Borrower  or any  member  of the  Controlled
          Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

               (h) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Borrower and/or any Subsidiary for $1,000,000 or more in excess of amounts covered in full by applicable insurance;

               (i) promptly after the Borrower knows of the commencement, notice of any Forfeiture Proceeding; and

               (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Bank may reasonably request.


          Section 5.02 Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP (and, in the case of Insurance Subsidiaries, statutory accounting principles) shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of the Bank at the Bank's expense prior to the occurrence of an Event of Default and at the Borrower's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

          Section   5.03   Ratio   of   Funded   Debt  to   Consolidated   Total
     Capitalization.   The  ratio  of   Funded   Debt  to   Consolidated   Total
     Capitalization will not at any time exceed 50%.

          Section 5.04 Ratio of Funded Debt to EBITDA. As of the end of each Fiscal Quarter the ratio of Funded Debt as of the end of such Fiscal Quarter to EBITDA for the period of 4 consecutive Fiscal Quarters then ended shall be less than 3.10 to 1.0.

          Section 5.05 Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than $59,500,000 plus 50% of the cumulative Consolidated Net Income during any period after December 31, 2002 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter, but excluding from such calculations of Consolidated Net Income for purposes of this Section, any Fiscal Quarter in which Consolidated Net Income is negative.

          Section 5.06 Restricted Payments. The Borrower will not declare or make any Restricted Payment during any Fiscal Year; provided that: (1) the Borrower may redeem shares of the Borrower's capital stock for the purpose of satisfying the Borrower's obligations under its 401K plan and stock options provided by the Borrower to its executive officers, in the ordinary course of business and consistent with practices existing on the Closing Date; (2) the total number of shares of the Borrower's capital stock redeemed pursuant to the preceding subsection (1) shall not exceed five hundred thousand in the aggregate in any Fiscal Year; and (3) the aggregate amount expended by the Borrower in connection with the redemptions made pursuant to the preceding subsection (1) shall not exceed $2,000,000 in the aggregate in any Fiscal Year; and provided further that the Borrower may make Restricted Payments on or in connection with the Series C Preferred Stock, so long as, (a) the dividend rate payable on such Series C Preferred Stock shall not exceed nine percent (9%) per annum, (b) the redemption value of the Series C Preferred Stock shall not be greater than $2,000,000 and (c) no Event of Default shall be in existence or shall result from the making of such Restricted Payment.

          Section 5.07 Capital Expenditures. Capital Expenditures will not exceed in the aggregate in any Fiscal Year the sum of $2,000,000; provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall have occurred and be continuing.

          Section 5.08 Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except: (i) advances made to insurance agents of the Borrower's Subsidiaries, with respect to such agent's commissions, made in the ordinary course of business and consistently with practices existing on the Closing Date; (ii) deposits required by government agencies or public utilities; (iii) loans and advances made by the Statutory Trust I to the Borrower in connection with the 2002 Trust Preferred Transaction and Investments made by the Borrower in the Statutory Trust I to the extent allowed in Section 5.09; and (iv) loans and advances made by the Statutory Trust II to the Borrower in connection with the 2003 Trust Preferred Transaction and Investments made by the Borrower in the Statutory Trust II to the extent allowed in
     Section 5.09; provided that after giving effect to the making of any loans, advances or deposits permitted by clause (i) and (ii) of this Section, no Default shall have occurred and be continuing.

          Section 5.09 Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by
     Section 5.08 and except Investments (i) in direct obligations of the United States Government maturing within one year, (ii) in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Bank, (iii) in commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and AA or the equivalent thereof by Moody's Investors Service, Inc., (v) with respect to the 2002 Trust Preferred Transaction, Investments by the Borrower in the Statutory Trust I, Investments by the Statutory Trust I in the Borrower, the Borrower's guaranty of the Statutory Trust I's obligations, and other Investments made by the Borrower and the Statutory Trust I, (vi) with respect to the 2003 Trust Preferred Transaction, Investments by the Borrower in the Statutory Trust II, Investments by the Statutory Trust II in the Borrower, the Borrower's guaranty of the
     Statutory  Trust  II's  obligations,  and  other  Investments  made  by the
     Borrower  and  the  Statutory  Trust  II,  (vii)   constituting   Permitted
     Acquisitions in an aggregate amount not exceeding $3,000,000; provided, however, that this Section 5.09 shall not prohibit Investments made in the ordinary course of business involving the investment portfolio of any Insurance Subsidiary.

          Section   5.10   Negative   Pledge.   Neither  the  Borrower  nor  any
     Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

               (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $25,000,000;

               (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

               (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

               (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

               (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

               (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

               (g) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

               (h) any Lien on Margin Stock;

               (i) Debt owing to the Borrower or another Subsidiary;

               (j) Liens created under the Pledge Agreement and the other Loan Documents; and

               (k) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt (other than indebtedness represented by the Note) in an aggregate principal amount at any time outstanding not to exceed $100,000.

          Section 5.11 Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to (a) maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained; and (b) preserve, renew and keep in full force and effect their respective rights, privileges, licenses (including, without limitation, insurance licenses) and franchises necessary or desirable in the normal conduct of business; provided that the Borrower may dissolve or cause the dissolution of the Statutory Trust I after the redemption of all of the Statutory Trust I's Capital Stock and the Borrower may dissolve or cause the dissolution of the Statutory Trust II after the redemption of all of the Statutory Trust II's Capital Stock.

          Section 5.12 Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by Section 5.13 or as permitted in Section 5.11.

          Section 5.13 Consolidations, Mergers and Sales of Assets.
                       -------------------------------------------

               (a) The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into any other Person, provided that: (i) the Borrower may merge with another Person if (x) such Person was organized under the laws of the United States of America or one of its states, (y) the Borrower is the corporation surviving such merger and
          (z) immediately after giving effect to such merger, no Default shall have occurred and be continuing; and (ii) Subsidiaries of the Borrower may merge with one another.

               (b) The Borrower will not, and will not permit any Subsidiary to, sell, lease, transfer, or otherwise dispose of in any one transaction or series of transactions (excluding sales in the ordinary course of business of investment securities that are part of a Subsidiary's investment portfolio) any assets, if the Book Value of such assets when aggregated with the Book Value of all assets sold, leased, transferred or otherwise disposed of after the Closing Date exceeds 10% of Consolidated Total Assets of the Borrower and its Consolidated Subsidiaries as of the last day of the Fiscal Quarter immediately preceding the date of such sale, lease, transfer or other disposition without the prior written consent of the Bank (which consent shall not be unreasonably withheld).

          Section 5.14 Use of Proceeds. No portion of the proceeds of the Loan will be used by the Borrower or any Subsidiary (i) in connection with any tender offer for, or other acquisition of, stock of any corporation with a view toward obtaining control of such other corporation (other than any Permitted Acquisition), (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

          Section 5.15 Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Bank, the Borrower shall have set up reserves in accordance with GAAP.

          Section 5.16 Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          Section 5.17 Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Bank.

          Section 5.18 Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

          Section 5.19 Environmental Notices. The Borrower shall furnish to the Bank prompt written notice of all material Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing.

          Section 5.20 Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

          Section 5.21 Environmental Release. The Borrower agrees that upon the occurrence of a material Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

          Section 5.22 Additional Covenants, Etc. In the event that at any time this Agreement is in effect or the Note remains unpaid the Borrower shall enter into any agreement, guarantee, indenture or other instrument governing, relating to, providing for commitments to advance, guaranteeing, providing for security interests or liens to secure, or otherwise affording any credit support or credit enhancement for, any Financing or to amend any terms and conditions applicable to any Financing, which agreement, guarantee, indenture or other instrument includes covenants, warranties, representations, defaults or events of default (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment of such debt) or other terms or conditions or provides for security interests, liens or guarantees, credit support or credit enhancement (whether provided by the Borrower or any other Person) not substantially as, or in addition to those, provided in this Agreement or any other Loan Document, or more favorable to the lender or other counterparty thereunder than those provided in this Agreement or any other Loan Document, the Borrower shall promptly so notify the Bank. Thereupon, if the Bank shall request by written notice to the Borrower, the Borrower and the Bank shall enter into an amendment to this Agreement and if requested by the Bank, the Borrower shall cause any Person providing such other guarantees, credit support or credit enhancement to deliver such documentation as the Bank may reasonably request, all providing for substantially the same such covenants, warranties, representations, defaults or events of default, security interests, liens or other guarantees, credit support or credit enhancement (in which the Bank shall participate on a pari passu basis with such other lender), or other terms or conditions as those provided for in such agreement, guarantee, indenture or other instrument, to the extent required and as may be selected by the Bank, such amendment and other documentation to remain in effect, unless otherwise specified in writing by the Bank, for the entire duration of the stated term to maturity of such Financing (to and including the date to which the same may be extended at the Borrower's option), notwithstanding that such Financing might be earlier terminated by prepayment, refinancing, acceleration or otherwise, provided that if any such agreement, guarantee, indenture or other instrument shall be modified, supplemented, amended or restated so as to modify, amend or eliminate from such agreement, guarantee, indenture or other instrument any such covenant, warranty, representation, default or event of default, security interest, lien, or other credit support or enhancement or other term or condition so made a part of this Agreement, then unless required by the Bank pursuant to this Section, such modification, supplement or amendment shall not operate to modify, amend or eliminate such covenant, warranty, representation, default or event of default, security interest, lien or other credit support or enhancement or other term or condition as so made a part of this Agreement.

          Section 5.23 Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms, and are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

          Section 5.24 Risk-Based Capital Ratio. The Borrower shall maintain, or cause to be maintained, at all times the Adjusted Capital for the Insurance Subsidiaries on a consolidated basis in an amount equal to or greater than 200% of the Company Action Level for the Insurance Subsidiaries on a consolidated basis.

          Section 5.25 Maintenance of Statutory Surplus. The Borrower shall maintain or cause to be maintained at all times the Statutory Surplus of each of its Insurance Subsidiaries in an amount equal to or greater than the sum of (i) the Statutory Surplus required under applicable law for such Insurance Subsidiary, plus (ii) $1,000,000.

          Section 5.26 Section 5.26 Minimum Investment in NAIC Rated Bonds; Maximum Investment in Investment Properties. The Borrower will not at any time permit: (i) the Aggregate Value of NAIC Rated Bonds to be less than
     (A) 50% of the Aggregate Value of Total Investments during the period from May 2, 2005 to and including December 31, 2005, and (B) 70% of the Aggregate Value of Total Investments at all other times and any time after December 31, 2005; or (ii) the aggregate value of Investment Properties to exceed 5% of the Aggregate Value of Total Investments. Prior to January 1, 2006, neither the Borrower nor any Consolidated Subsidiary shall purchase or make any Investments that are not bonds rated "2" or better by NAIC.

          Section 5.27 Senior Indebtedness under Indenture. The Borrower hereby covenants that the obligations of the Borrower to the Bank under this Agreement shall at all times constitute "Senior Indebtedness" as that term is defined in each of the 2002 Indenture and the 2003 Indenture.

          Section 5.28 Other Obligations of Borrower. The Borrower hereby agrees that the Borrower shall be and at all times shall remain the obligated party under the Debentures and shall be the party responsible for the payment of all obligations under the Debentures.

                                   ARTICLE VI

                                    DEFAULTS

          Section 6.01 Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

               (a) the Borrower shall fail to pay when due any principal of the Loan or shall fail to pay any interest on the Loan within 5 Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Business Days after such fee or other amount becomes due; or

               (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 to 5.14, inclusive, Section 5.17,
          Section 5.22 or Sections 5.24 to 5.28, inclusive; or

               (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above or clause (n) below) for thirty days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Bank; or

               (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement, the Loan Documents or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

               (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate amount equal to or in excess of $1,000,000 (other than the Note) when due or within any applicable grace period; or

               (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding in an aggregate amount equal to or in excess of $1,000,000 of the Borrower or any Subsidiary or the mandatory prepayment or purchase of such Debt by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

               (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

               (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

               (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing and such filing could reasonably be expected to have or cause a Material Adverse Effect; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

               (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

               (k) a federal tax lien shall be filed against the Borrower  under
          Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

               (l) (i) any Person or two or more Persons (other than J. Mack Robinson and members of his family) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either
          (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

               (m) the occurrence of any event, act or condition which the Bank determines either does cause or has a reasonable probability of causing a Material Adverse Effect and failure by the Borrower to cure the same within 60 days following notice from the Bank to the Borrower identifying such event, act or condition; or

               (n) the Borrower shall fail to observe or perform any obligation under the Pledge Agreement or the Bank shall cease to have a first priority perfected security interest in the Collateral (as defined in the Pledge Agreement); or

               (o) Georgia Casualty & Surety Company, Bankers Fidelity Life Insurance Company, American Southern Insurance Company or any
          Subsidiary of American Southern Insurance Company shall fail to maintain an AM Best rating of "B+" or better; or

               (p) the Borrower shall at any time or times and for any reason cease to own (either directly or indirectly through a Wholly Owned Subsidiary) at least 80% of the Capital Stock and other ownership interests of each of American Southern Insurance Company, Georgia Casualty & Surety Company, Bankers Fidelity Life Insurance Company and Associated Casualty Insurance Company; or

               (q) either (i) any Forfeiture Proceeding shall have been commenced or the Borrower shall have given the Bank written notice of the commencement or threatened commencement of any Forfeiture Proceeding as provided in Section 5.01(i); or (ii) the Bank has a good faith basis to believe that a Forfeiture Proceeding has been threatened or commenced;

          then, and in every such event, the Bank may (i) terminate the Commitment and it shall thereupon terminate, and (ii) by notice to the Borrower declare the Note (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Note (together will all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or
     (h) above occurs with respect to the Borrower or any Subsidiary, without any notice to the Borrower or any other act by the Bank, the Commitment shall thereupon automatically terminate and the Note (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Bank shall have available to it all other remedies at law or equity.

                                   ARTICLE VII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

          Section 7.01 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:



               (a) the Bank determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

               (b) the Bank determines that the London Interbank Offered Rate as determined by the Bank will not adequately and fairly reflect the cost to the Bank of funding any Euro-Dollar Loan for such Interest Period, the Bank shall forthwith give notice thereof to the Borrower, whereupon until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Bank to make the Euro-Dollar Loan specified in such notice shall be suspended and such Loan shall instead be continued as a Base Rate Loan. Unless the Borrower notifies the Bank at least 2 Domestic Business Days before the date of any Euro-Dollar Loan for which a Notice of Continuation or Conversion has previously been given that it elects not to borrow on such date, such Loan shall instead be continued as a Base Rate Loan.

          Section 7.02 Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by the Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for the Bank (or its Lending Office) to maintain or fund the Euro-Dollar Loans and the Bank shall so notify the Borrower, whereupon until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Bank to maintain Euro-Dollar Loans shall be suspended. Before giving any notice to the Borrower pursuant to this Section, the Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. If the Bank shall determine that it may not lawfully continue to maintain and fund any outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan, together with accrued interest thereon and any amount due the Bank pursuant to Section 7.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from the Bank, and the Bank shall make such a Base Rate Loan.

          Section 7.03 Increased Cost and Reduced Return.

               (a) If after the date hereof, a Change of Law or compliance by the Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                    (i) shall  subject the Bank (or its  Lending  Office) to any tax, duty or other charge with respect to Euro-Dollar Loans, the Note or its obligation to maintain Euro-Dollar Loans, or shall change the basis of taxation of payments to the Bank (or its Lending Office) of the principal of or interest on Euro-Dollar Loans or any other amounts due under this Agreement in respect of Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of the Bank or its Lending Office imposed by the jurisdiction in which the Bank's principal executive office or Lending Office is located); or

                    (ii) shall impose,  modify or deem  applicable  any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, the Bank (or its Lending Office); or

                    (iii) shall  impose on the Bank (or its  Lending  Office) or
               the  London  interbank  market  any  other  condition   affecting
               Euro-Dollar Loans, the Note or its obligation to maintain Euro-Dollar Loans;

          and the result of any of the foregoing is to increase the cost to the Bank (or its Lending Office) of maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by the Bank (or its Lending Office) under this Agreement or under the Note with respect thereto, by an amount deemed by the Bank to be material, then, within 15 days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction which accrued within 90 days immediately prior to such notice.

               (b) If the Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction which accrued or occurred within 90 days immediately prior to such notice.

               (c) The Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Bank, be otherwise disadvantageous to the Bank. A certificate of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

               (d) The provisions of this Section 7.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

          Section 7.04 Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of the Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 7.02 or (ii) any Bank has demanded compensation under Section 7.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to the Bank, have elected that the provisions of this Section shall apply to the Bank, then, unless and until the Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

               (a) all Loans which would otherwise be made by the Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans, and

               (b) after each Euro-Dollar Loan has been repaid, all payments of principal which would otherwise be applied to repay Euro-Dollar Loans shall be applied to repay Base Rate Loans instead.

     In the event that the Borrower shall elect that the provisions of this Section shall apply to the Bank, the Borrower shall remain liable for, and shall pay to the Bank as provided herein, all amounts due the Bank under
     Section 7.03 in respect of the period  preceding  the date of conversion of
     the  Loans   resulting   from  the   Borrower's   election.

          Section 7.05 Compensation. Upon the request of the Bank, delivered to the Borrower, the Borrower shall pay to the Bank such amount or amounts as shall compensate the Bank for any actual loss, cost or expense incurred by the Bank as a result of:

               (a) any payment or prepayment (pursuant to Section 2.05, Section 2.06, Section 7.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan;

               (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

               (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date such Euro-Dollar Loan is a part specified in the applicable Notice of Continuation or Conversion delivered pursuant to Section 2.02;

     such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein (excluding, however, the Applicable Margin) over (y) the amount of interest (as reasonably determined by the
     Bank) the Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Loan is a Euro-Dollar Loan).

                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section 8.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Bank under Article II shall not be effective until received.

          Section 8.02 No Waivers. No failure or delay by the Bank in exercising any right, power or privilege hereunder or under the Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          Section 8.03 Expenses; Documentary Taxes; Indemnification; Increased Cost and Reduced Return.

               (a) The Borrower shall pay (i) all out-of-pocket expenses of the Bank, including reasonable fees and disbursements of counsel for the Bank actually incurred, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Bank, including reasonable fees and disbursements of counsel actually incurred, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

               (b) The Borrower shall indemnify the Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

               (c) The  Borrower  shall  indemnify  the Bank and each  Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by the Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Bank to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

          Section 8.04 CONSEQUENTIAL DAMAGES. THE BANK SHALL NOT BE RESPONSIBLE OR LIABLE TO THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 8.05 Setoffs.

               (a) The Borrower hereby grants to the Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from the Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, the Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

               (b) The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in the Note may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

          Section 8.06 Amendments and Waivers. Any provision of this Agreement, the Note or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

          Section 8.07 Successors and Assigns.

               (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

               (b) The Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to the Bank, any Note held by the Bank, any Commitment hereunder or any other interest of the Bank hereunder. In the event of the sale by the Bank of a participating interest to a Participant, the Bank's obligations under this Agreement shall remain unchanged, the Bank shall remain solely responsible for the performance thereof, the Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. In no event shall the Bank be obligated to the Participant to take or refrain from taking any action hereunder except that the Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the Loan, (iii) the change of the principal of the Loan, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loan, or (vi) the release of any guaranty given to support payment of the Loan. If the Bank sells a participating interest in the Loan, Note, Commitment or other interest under this Agreement, it shall within 10 Domestic Business Days of such sale, provide the Borrower with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.

               (c) The Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Note and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit F, executed by such Assignee and the Bank (and, in the case of an Assignee that is not an Affiliate of the Bank, by the Borrower); provided that (i) the amount of the Loan or Commitment subject to such assignment (determined as of the effective date of the assignment) shall be equal to or greater than $1,000,000, and (ii) unless a Default shall have occurred and be continuing, no interest may be sold by the Bank pursuant to this paragraph (c) to any Assignee that is not then an Affiliate of the Bank without the consent of the Borrower, which consent shall not be unreasonably withheld. Upon (A) execution of the Assignment and Acceptance by the Bank, such Assignee and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower, (C) payment by such Assignee to the Bank of an amount equal to the purchase price agreed between the Bank and such Assignee, such Assignee shall for all purposes be the party to this Agreement and shall have pro rata share of all the rights and obligations of the Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower or the Bank shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the Bank and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and the Bank.

               (d) Subject to the provisions of Section 8.08, the Borrower authorizes the Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in the Bank's possession concerning the Borrower which has been delivered to the Bank by the Borrower pursuant to this Agreement or which has been delivered to the Bank by the Borrower in connection with the Bank's credit evaluation prior to entering into this Agreement.

               (e)   Anything   in   this   Section   8.07   to   the   contrary
          notwithstanding, the Bank may assign and pledge all or any portion of the Loan and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loan and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

          Section 8.08 Confidentiality. The Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent the Bank from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Bank, (iii) which has been publicly disclosed, (iv) to the extent reasonably required in connection with any litigation to which the Bank or its respective Affiliates may be a party, (v) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vi) to the Bank's legal counsel and independent auditors and (vii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 8.08; provided, further, that to the extent practicable under the circumstances, prior to disclosing such information pursuant to clause (i) or (ii) of this Section, the Bank will provide notice to the Borrower of such disclosure and, if reasonably requested by the Borrower, shall cooperate with any attempt by the Borrower to overturn or invalidate any request for such information (provided that the Bank shall not be required to cooperate with any such attempt if the Bank determines, in its sole discretion, that it would be materially prejudicial to the Bank or its interests to so cooperate).

          Section 8.09 Survival of Certain Obligations. Section 8.03 and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitment and the payment in full of the principal of and interest on the Loan.

          Section 8.10 Georgia Law. This Agreement and the Note shall be construed in accordance with and governed by the law of the State of Georgia.

          Section 8.11 Severability. In case any one or more of the provisions contained in this Agreement, the Note or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

          Section 8.12 Interest. In no event shall the amount of interest due or payable hereunder or under the Note exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to the Bank by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

          Section 8.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          Section 8.14 Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Note and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Note or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section
     8.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Bank from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

          Section 8.15 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.














                          [The remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.


     ATTEST:                                   ATLANTIC AMERICAN CORPORATION



      /s/ Janie L. Ryan                        By:/s/John G. Sample, Jr.  (SEAL)
     ---------------------------------            ------------------------------
        Janie L. Ryan      , Secretary            Name:  John G. Sample, Jr.
     ----------------------                            -------------------------
                                                  Title: Senior Vice President &
           [CORPORATE SEAL]                             ------------------------
                                                        Chief Financial Officer
                                                        ------------------------

                                               4370 Peachtree Street, N.E.
                                               Atlanta, Georgia  30319-3000
                                               Attention:  John G. Sample, Jr.,
                                                           Senior Vice President and
                                                           Chief Financial Officer
                                               Telecopy number:  (404) 266-5702
                                               Telephone number:  (404) 266-5501

                                               WACHOVIA BANK, NATIONAL ASSOCIATION


                                               By: /s/ Ron Edwards        (SEAL)
                                                 -------------------------------
                                                 Name: Ron Edwards
                                                      --------------------------
                                                 Title: Senior Vice President
                                                       -------------------------

                                               Lending Office
                                               --------------
                                               Wachovia Bank, National Association
                                               171 17th Street, N.W.
                                               Mail Code:  GA 4568
                                               Atlanta, Georgia 30363-1032
                                               Attention:  Ron Edwards
                                               Telecopy number:    (404) 877-6641
                                               Telephone number:  (404) 877-6635


                                  SCHEDULE 4.05
                                  -------------

                                   LITIGATION
                                   ----------

          Bankers Fidelity Life Insurance Company ("Bankers"), prior to October 2002, retained the services of an independent "lead card" marketing organization based in Dallas, Texas. That organization has subsequently been closed. In connection therewith, the Office of the Inspector General served Bankers a subpoena. The subpoena requested documents related to the Company's use of certain "lead cards" which the OIG believes violate
     Section 1140 of the Social Security Act. To date, Bankers has met with OIG attorneys who indicated that the matter could take as long as a year to resolve. Bankers has not been sued, received any complaints related to such "lead cards," or had any further conversations with OIG attorneys.

                                 SCHEDULE 4.08A

                         EXISTING INSURANCE SUBSIDIARIES

          Name of Subsidiary                      Jurisdiction of Incorporation
       -------------------------                --------------------------------
       American Southern Insurance Company                     Kansas

       American Safety Insurance Company                       Georgia

       Association Casualty Insurance Company                  Texas

       Bankers Fidelity Life Insurance Company                 Georgia

       Georgia Casualty & Surety Company                       Georgia

                                 SCHEDULE 4.08B

                           EXISTING SUBSIDIARIES WHICH
                         ARE NOT INSURANCE SUBSIDIARIES

                                                     Jurisdiction of
                                                    Incorporation or
          Name of Subsidiary                          Organization
       ----------------------                    -------------------------
       Self-Insurance Administrators, Inc.              Georgia

       Association Risk Management
       General Agency Inc.                              Texas

       Atlantic American Statutory Trust I.             Connecticut

       Atlantic American Statutory Trust II             Connecticut


       The following companies are 100%
       -----------------------------------------
       owned by American Southern
       --------------------------
       Insurance Company:
       -----------------

       Premier Adjusting and Claim Services, Inc.       Georgia

       Automobile Safety Management, Inc.               Delaware

       Automated Systems of Georgia, Inc.               Georgia

                                  SCHEDULE 4.20

                       REDEEMABLE PREFERRED STOCK AND DEBT
                            EXISTING ON CLOSING DATE



                            Principal Amount
      Holder                  Outstanding            Interest Rate        Maturity Date        Amortization
   ------------           --------------------     -----------------    -----------------    ---------------
Privately held              $18,042,000                 Variable rate      December 4, 2033       None

Privately held              $23,196,000                 Variable rate      May 15, 2034           None

J. Mack Robinson            $13,400,000 of              9.00%              Not                    None
and Family                  Series B Preferred                            redeemable(1)
                            Stock

Wachovia Bank,              $10,250,000                 Variable rate      June 30, 2008
National
Association


1  Series B Preferred Stock is redeemable only by the Borrower.

                                    EXHIBIT A

                                      NOTE

$3,000,000                                                     Atlanta, Georgia
                                                               February 28, 2006

          For value received, ATLANTIC AMERICAN CORPORATION, a Georgia corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Bank"), for the account of its Lending Office, the principal sum of Three Million and No/100 Dollars ($3,000,000), or such lesser amount as shall equal the unpaid principal amount of the Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit
     Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank located at 171 17th Street, N.W. Atlanta, Georgia 30363, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          The Loan made by the Bank, the maturity thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided, that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is the Note referred to in the Credit Agreement dated as of February 28, 2006 between the Borrower and the Bank (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

          The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

          The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                               ATLANTIC AMERICAN CORPORATION



                                               By:                        (SEAL)
                                                  ------------------------------
                                                  Title:
                                                        ------------------------

                         LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------



Amount   Amount of    Type of   Interest of   Principal    Maturity     Notation
Date     Loan(1)      Rate      Loan          Repaid       Date         Made By
----     -------      ----      ----          ------       ----         -------



2 i.e., a Base Rate or Euro-Dollar Loan

                                     B - 1
                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                               CLOSING CERTIFICATE
                                       OF
                          ATLANTIC AMERICAN CORPORATION

          Reference is made to the Credit Agreement (the "Credit Agreement") dated as of February 28, 2006, between Atlantic American Corporation (the "Borrower") and Wachovia Bank, National Association (the "Bank").
     Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

          Pursuant to Section 3.01(c) of the Credit Agreement, ___________________, the duly authorized ____________________ of the
     Borrower, hereby certifies to the Bank that: (i) no Default has occurred and is continuing on the date hereof; and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof.

          Certified as of the ___ day of February, 2006.

                                               ATLANTIC AMERICAN CORPORATION



                                               By:                        (SEAL)
                                                   -----------------------------
                                                   Title:
                                                         -----------------------

                                    EXHIBIT D

                          ATLANTIC AMERICAN CORPORATION
                             SECRETARY'S CERTIFICATE
                             -----------------------

          The undersigned, _____________, _______ Secretary of Atlantic American Corporation, a Georgia corporation (the "Borrower"), hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of February 28, 2006 (the "Credit Agreement") between the Borrower and Wachovia Bank, National Association that:

          1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of Georgia, the Borrower's state of incorporation.

          2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

          3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on ___________ __, 2006 approving, and authorizing the execution and delivery of, the Credit Agreement, the Note (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

          4.  ____________,  who as  ________________________  of  the  Borrower
     signed the Credit Agreement, the Note and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time he signed the Credit Agreement, the Note and other Loan Documents to which the Borrower is a party, and his signature appearing on the Credit Agreement, the Note and the other Loan Documents to which the Borrower is a party is his genuine signature.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the ___ day of February, 2006.

                                               ATLANTIC AMERICAN CORPORATION



                                               By:                        (SEAL)
                                                   -----------------------------
                                                   Title:
                                                         -----------------------

                                    EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------

            To be provided by the Borrower prior to the Closing Date.

                                    EXHIBIT F

                            ASSIGNMENT AND ACCEPTANCE
                            -------------------------

                         Dated ________________ __, ____

          Reference is made to the Credit Agreement dated as of February 28, 2006 (together with all amendments and modifications thereto, the "Credit Agreement") between Atlantic American Corporation, a Georgia corporation (the "Borrower") and Wachovia Bank, National Association (the "Bank"). Terms defined in the Credit Agreement are used herein with the same meaning.

          Wachovia   Bank,    National    Association   (the   "Assignor")   and
     ____________________ (the "Assignee") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Commitment and a ______% interest (which on the Effective Date hereof is $_______________) in the Loans owing to the Assignor and a ______% interest in the Note held by the Assignor (which on the Effective Date hereof is $------------------).

          2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof the Commitment (without giving effect to assignments thereof which have not yet become effective) is $_________________ and the aggregate outstanding principal amount of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note referred to in paragraph 1 above and requests that the Bank exchange such Note as follows: [a new Note dated _______________, ____ in the principal amount of $________________ payable to the order of the Assignee] [new Notes as follows: a Note dated _________________, ____ in the principal amount of $_______________ payable to the order of the Assignor and a Note dated ______________, ____ in the principal amount of $______________
     payable to the order of the Assignee].

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
     Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an assignee of the Bank; (v) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vi) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Note or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].(1)

          4. The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date"). [Following the execution of this
     Assignment and Acceptance, it will be delivered to the Borrower for execution by the Borrower](1).

          5. [Upon such execution by the Borrower](2), [F]rom and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of an assignee of the Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section
     8.03 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

          6. [Upon such execution by the Borrower](2), [F]rom and after the Effective Date, the Borrower shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Borrower directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


     3 If the Assignee is organized under the laws of a jurisdiction outside the United States.

     4 If the Assignee is not an Affiliate of the Bank and a Default has not occurred and is continuing..

                                             WACHOVIA BANK, NATIONAL ASSOCIATION



                                             By:
                                                --------------------------------
                                                Title:
                                                      --------------------------

                                             [NAME OF ASSIGNEE]



                                             By:
                                                --------------------------------
                                                Title:
                                                      --------------------------

                                             Lending Office:
                                             [Address]

                                             ATLANTIC AMERICAN CORPORATION(1)



                                             By:
                                                --------------------------------
                                                Title:
                                                      --------------------------




1 If the Assignee is not an Affiliate of the Bank and a Default has not occurred and is continuing..

                                    EXHIBIT G

                  FORM OF NOTICE OF CONTINUATION OR CONVERSION
                  --------------------------------------------

                          _____________________, 20____



     Wachovia Bank, National Association
     171 17th Street, N.W.
     Mail Code: GA 4568
     Atlanta, Georgia 30363-1032

          Re: Credit Agreement (the "Credit Agreement") dated as of February 28, 2006, between Atlantic American Corporation (the "Borrower") and Wachovia Bank, National Association (the "Bank")

     Gentlemen:

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

          This Notice of Continuation or Conversion is delivered to you pursuant to Section 2.02 of the Credit Agreement.

          With respect to the [Base Rate Loan] [Euro-Dollar Loan] in the aggregate amount of $___________ [which has an Interest Period ending on _____________], the Borrower hereby requests that such loan be [converted to a] [Base Rate Loan] [Euro-Dollar Loan] [continued as a] [Euro-Dollar Loan] in the aggregate principal amount of $__________ to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [Base Rate Loans] [Euro-Dollar Loans]. [The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months]].

          The Borrower has caused this Notice of Continuation or Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________, 20___.


                                               ATLANTIC AMERICAN CORPORATION



                                               By: _______________________(SEAL)

                                                   Title:_______________________

                                      G-1